UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2023

DATE OF REPORTING PERIOD: November 1, 2022 through April 30, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2023

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CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing $7.8 billion in seven closed-end funds*

*As of 4/30/2023.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2023. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Global Dynamic Income Fund (CHW).

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CHW is managed to provide steady (although not assured) monthly distributions. As of April 30, 2023, the monthly per share distribution was $0.0500, and the annualized distribution rate was 10.15%† on market price. In comparison, the dividend yield of S&P 500 Index stocks was 1.66%. Yields were also still relatively low within the US government bond market with the 10-year US Treasury yielding 3.45% at period end. Therefore, the Fund’s annualized distribution rate has soundly outdistanced both fixed income and equity alternatives.

Market Review and Outlook

For the period, stock markets around the world advanced. Market participants were encouraged by the prospect that the Federal Reserve would slow or pause its tightening cycle and by economic data that was often better than initially feared. Looking abroad, investors cheered the economic reopening in China.

In a reversal of fortunes from 2022, growth stocks outperformed their value counterparts by a wide margin. Technology and communication services companies, including many of the bellwether companies that struggled in 2022, dominated market leadership. Many areas of the fixed income market also posted healthy gains, with both investment grade and high yield benchmarks advancing.

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/23 distribution was $0.0500 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income or capital gains and that approximately $0.0500 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but they should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Despite these advances, the period was also volatile. The failures of Silicon Valley Bank in the US and Credit Suisse overseas created a burst of fear and raised the specter of widespread bank runs. However, coordinated action by regulators and other large banks quickly dampened anxiety. Inflation has been another key focal point of investor concern. We expect inflation to continue to moderate through the summer months in an on-again, off-again fashion, punctuated by bouts of volatility in oil prices.

Despite economic and market uncertainties, we continue to see many opportunities across asset classes. We believe individual security selection and active management are essential, given the economic backdrop. In the “Investment Team Discussion,” our portfolio managers discuss where they see opportunities and how they are managing risk.

Perspectives on Asset Allocation

I’m often asked what I believe are the “secrets” of investing. It’s an easy question to answer—there are no secrets. However, there are some basic principles that I believe can best position investors for success.

One of the most fundamental principles is to stay focused on the long term. Trying to predict the short-term ups and downs in the market is a dangerous strategy. Far too often, I’ve seen people give in to emotions, which can result in selling into down markets but missing the up markets.

Another essential principle is diversification. Various investments tend to perform differently depending on interest rates, inflation, or the economic environment. The performance of investments can also be influenced by fiscal policy, political uncertainty, and the geopolitical landscape. Having a blend of assets can help smooth the performance of your portfolio because stronger returns in one area of your portfolio can offset weaker results elsewhere.

For investors who seek equity exposure with lower downside volatility, we believe CHW continues to be a strong choice for several reasons:

•Our ability to dynamically adjust the allocations of stocks, convertible bonds, and high yield securities—in addition to using alternative strategies—enables us to deftly manage the risk/reward characteristics of the portfolio over full market cycles.

•We look beyond the short-term noise to identify pockets of opportunity among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop.

•In a rising-interest-rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains mindful of valuations.

Letter to Shareholders

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   3

Conclusion

As always, we thank you for your continued trust. To learn more about Calamos Investments’ views of the economy, markets and asset allocation, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2023: The S&P 500 Index, a measure of the US stock market, returned 8.63%. The MSCI All Country World Index, a measure of global stock market performance, returned 12.97%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 16.53%. The Russell 3000 Growth Index, a measure of US growth equities, returned 10.77%. The Russell 3000 Value Index, a measure of US value equities, returned 3.86%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.21%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 6.91%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 2.89%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   5

Additional Information About the Fund (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Global Dynamic Income Fund
Market Price	10.15%	-15.96%	1.43%	5.95%
NAV	12.85%	-4.39%	4.13%	6.36%
40%ACWI(NR)-30%RefinitivGlblCv-30%BBGUSHY2%Cap Index	8.98	0.48	5.45	6.10
MSCI ACWI Index (Net)	12.97	2.59	7.56	8.47
Refinitiv Global Convertible Bond Index	6.75	-2.85	4.86	5.30
Bloomberg US HY 2% Issuer Capped Index	6.21	1.21	3.27	4.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 40%ACWI(NR)-30%RefinitivGlblCv-30%BBGHY2%Cap Index is blended from 40% - MSCI ACWI Index (Net), 30% - Refinitiv Global Convertible Bond Index and 30% - Bloomberg US Corporate High Yield 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

6   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

TOTAL RETURN* AS OF 4/30/2023

Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	10.15%	-15.96%	4.16%
On NAV	12.85%	-4.39%	5.16%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.8%
Consumer Discretionary	16.7
Financials	13.0
Industrials	12.0
Health Care	8.3
Communication Services	8.0
Energy	5.5
Consumer Staples	4.6
Materials	4.5
Utilities	1.2
Other	1.1
Real Estate	1.0

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to generate a high level of current income with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize a highly flexible approach to investing in equities, convertible securities and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks, and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe the Fund is well positioned to generate income and capital gains. The broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

We invest in both US and non-US companies, with at least 40% of assets invested in non-US companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable growth prospects. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the semiannual period?

The Fund returned 12.85% on a net asset value (NAV) basis and 10.15% on a market price basis for the six months ended April 30, 2023 (“semiannual period”), versus a return of 8.98% for a comparator index comprising 40% MSCI ACWI Index, 30% Refinitiv Global Convertible Bond Index, and 30% Bloomberg US Corporate High Yield 2% Issuer Capped Index. At the end of the semiannual period, the Fund’s shares traded at a 10.05% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges where factors other than the value of underlying securities can drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence the market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a portfolio manager capitalized on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that have the potential to optimize overall price performance and returns based on the market value.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   7

Investment Team Discussion (Unaudited)

Please discuss the Fund’s distributions during the reporting period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund’s monthly distribution on April 30, 2023, was $0.0500 per share, resulting in an annualized distribution rate of 10.15% of the market price as of April 30, 2023.

We believe both the Fund’s distribution rate and level remained attractive and competitive because low but rising interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2023, the dividend yield of S&P 500 Index stocks was 1.66%. Although higher than a year ago, yields within the US government bond market were also still relatively low at the end of the period with the 10-year US Treasury yielding 3.45%.

What factors influenced performance over the period?

Global stocks experienced significant volatility and rotation but generated positive returns over the semiannual period. Investors navigated multiple environments characterized by tighter monetary policy and turmoil in the global banking sector, but also signs of moderating inflation and resilient corporate earnings.

In addition, Federal Reserve activities continued with further rate increases over the period, raising short-term levels three times in the aggregate of 100 basis points between December and March. This brought the target rate to 4.75%–5.00% at the end of the period. The lead-up expectations and execution of higher interest rates by the Fed fostered overall volatility in financial markets.

In the pursuit of our risk-managed equity objective, the Fund navigated choppy markets by actively employing a blend of common stocks, convertibles and options Our holdings in convertible securities provided diversification but lagged the gains of a select group of large caps (or relatively defensive companies). Over the extended multi-year market cycle that began in 2020, however, our wider universe of stocks and convertible securities has been instrumental in managing the risk/reward profile and delivering compelling total returns.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/2023

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

ASSET ALLOCATION AS OF 4/30/2023

8   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

Other factors that affected Fund performance included the following:

•Despite increasing financing costs over the period, our use of leverage helped returns because our reinvestment rate, especially in equities, was greater than our associated costs thanks to the overall broad financial market improvements. Although leverage can enhance returns during favorable markets, the opposite can occur during unfavorable conditions.

•On an unleveraged basis, the portfolio outperformed the comparator index during the period. Our overweight and selection in equities and underweight in corporate bonds benefited returns relative to the index, whereas our selection of convertible bonds and use of put options detracted from returns.

•Selection in the information technology sector, notably in the semiconductors industry, contributed to returns relative to the comparator index. In addition, selection in the health care sector, primarily in pharmaceuticals, was helpful.

•Conversely, our selection in the oil & gas drilling industry within the energy sector weighed on results relative to the comparator index as did our internet and direct marketing retail industry names within the consumer discretionary sector.

•From a country perspective, our selection in the US proved beneficial to performance relative to the comparator index. Conversely, our overweight in China dragged on results.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates them into the investment decision-making process. To tap into selective growth potential in the global economy, we favor growth companies with quality balance sheets, strong brands, free cash flows and experienced management—businesses poised to withstand market volatility.

In terms of Fund positioning, we emphasize companies with favorable pricing power, strong earnings momentum, quality balance sheets, and attractive valuations. Zooming out, information technology, consumer discretionary and financials are among the largest sector weights in the Fund. Key industry positions include pharmaceuticals semiconductors, diversified banks, interactive media & services, systems software and automobile manufacturers. We own a range of holdings in energy and materials, spanning companies positioned to benefit from favorable supply-and-demand dynamics and attractive capital efficiency. We are underweight in defensive sectors, including utilities, real estate, consumer staples and more traditional telecoms.

•Through a geographic lens, our largest exposure is the US (approximately 51%) where we see a range of attractive bottom-up opportunities across secular growth, cyclicals, and select defensives, reflecting our view of earnings growth and advantaged business models.

•We own diverse holdings in Europe (approximately 19%) where we maintain a blend of secular growth, defensives and select commodities. We continue to evaluate the outlook across Europe given the ongoing war in Ukraine and tightening monetary conditions, although the region’s links to global demand benefited from the broader post-pandemic reopening.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   9

Investment Team Discussion (Unaudited)

•We own a range of holdings in emerging markets (approximately 22%). Our positioning reflects our sanguine view of China’s sustained reopening, the US dollar and global monetary policy, and relative valuations. We own positions within key industries including semiconductors, interactive media and higher-quality financials.

•We own multiple positions in Japan (approximately 3%) with attractive business models that offer exposure to secular growth, cyclicals and reopening dynamics.

The average credit quality of the portfolio is BB. As of April 30, 2023, the Fund has approximately 12% of its rated assets in investment-grade securities. Our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted average duration of the bonds in our portfolio is only 2.5 years as of April 30, 2023. This relatively low-duration average is expected to help mitigate the volatility that our fixed-income securities might incur in a rising-rate environment.

We believe the prudent use of leverage may enhance total return and support the Fund’s distribution rate over the long term. As of April 30, 2023, our amount of leveraged assets was approximately 26%.

What are your closing thoughts for Fund shareholders?

Global markets continue to reflect a set of complex crosscurrents. Therefore, we are analyzing many aspects of economic activity, including evolving policy actions, corporate earnings, and the geopolitical backdrop. Considering tighter global monetary policy and mixed inflation dynamics, the financial markets remain uncertain, and we expect volatility to continue until these risks resolve. Within this complicated backdrop, we continue seeking ways to capitalize on volatility, including opportunities at the thematic, regional and market-cap levels. Because markets must navigate geopolitical risks, monetary policy and inflation, we believe the Fund’s focus on providing lower-volatility global equity market participation over full market cycles will serve it well.

Schedule of Investments April 30, 2023 (Unaudited)

10 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (16.0%)
Airlines (0.3%)
49,167	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$49,047
209,048	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	202,425
114,237	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	116,278
245,435	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	214,375
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
169,000	5.500%, 04/20/26	166,113
56,000	5.750%, 04/20/29	53,304
232,776	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	201,940
170,926	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	173,799
276,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	278,959
		1,456,240

Communication Services (1.5%)
250,000	Altice France, SA* 5.500%, 10/15/29	187,818
260,000	APi Group DE, Inc.* 4.750%, 10/15/29	235,797
210,000	Arrow Bidco, LLC* 9.500%, 03/15/24	210,840
225,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	179,363
	Audacy Capital Corp.*
273,000	6.750%, 03/31/29	21,390
100,000	6.500%, 05/01/27	7,658
169,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	109,537
166,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	138,746
330,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	257,677
	CSC Holdings, LLC*
400,000	4.625%, 12/01/30	195,532
335,000	5.375%, 02/01/28	275,035
300,000	5.750%, 01/15/30	153,402
200,000	5.500%, 04/15/27	171,296
200,000	4.500%, 11/15/31	140,380

PRINCIPAL AMOUNT		VALUE
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
180,000	6.625%, 08/15/27	$5,602
151,000	5.375%, 08/15/26	10,709
302,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	265,446
153,000	Embarq Corp. 7.995%, 06/01/36	65,987
225,000	Frontier California, Inc. 6.750%, 05/15/27	203,963
	Frontier Communications Holdings, LLC*
140,000	5.000%, 05/01/28	123,029
54,000	8.750%, 05/15/30	53,473
242,000	Frontier Florida, LLC@ 6.860%, 02/01/28	219,286
330,000	Frontier North, Inc.@ 6.730%, 02/15/28	297,578
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
195,000	3.500%, 03/01/29	169,141
69,000	5.250%, 12/01/27	66,387
	Intelsat Jackson Holdings, SA&
170,000	9.750%, 07/15/25	—
130,000	5.500%, 08/01/23	—
265,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	252,738
155,317	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	51,349
	Lumen Technologies, Inc.
160,000	7.600%, 09/15/39	61,581
100,000	4.000%, 02/15/27*	66,868
109,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	89,073
200,000	Netflix, Inc.* 4.875%, 06/15/30	199,156
105,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	90,135
73,000	Qwest Corp. 7.250%, 09/15/25	64,874
	Scripps Escrow II, Inc.*
111,000	3.875%, 01/15/29	86,670
56,000	5.375%, 01/15/31	39,061
210,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	152,888
	Sirius XM Radio, Inc.*
165,000	4.000%, 07/15/28	139,608
110,000	3.125%, 09/01/26	98,562
54,000	3.875%, 09/01/31	40,870
115,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	75,868

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
190,000	Stagwell Global, LLC* 5.625%, 08/15/29	$165,254
215,000	Telecom Italia Capital, SA 6.000%, 09/30/34	184,010
219,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	118,065
85,000	Time Warner Cable, LLC 7.300%, 07/01/38	88,233
355,000	United States Cellular Corp. 6.700%, 12/15/33	323,952
		6,153,887

Consumer Discretionary (3.3%)
265,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	269,757
210,000	Adient Global Holdings Company* 8.250%, 04/15/31	215,107
230,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	207,338
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
190,000	4.625%, 08/01/29	159,074
139,000	6.625%, 01/15/28	131,759
267,000	At Home Group, Inc.* 4.875%, 07/15/28	174,693
	Bath & Body Works, Inc.
292,000	6.694%, 01/15/27	293,542
270,000	6.875%, 11/01/35	244,156
	Caesars Entertainment, Inc.*
136,000	4.625%, 10/15/29	119,441
112,000	8.125%, 07/01/27	114,400
	Carnival Corp.*
112,000	10.500%, 02/01/26	117,199
108,000	7.625%, 03/01/26	99,321
105,000	4.000%, 08/01/28	91,173
260,000	Carriage Services, Inc.* 4.250%, 05/15/29	218,876
165,000	Carvana Company* 4.875%, 09/01/29	67,096
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
470,000	5.125%, 05/01/27	444,709
250,000	6.375%, 09/01/29	238,302
245,000	4.750%, 03/01/30	211,263
215,000	4.250%, 02/01/31	177,136
125,000	5.000%, 02/01/28	115,956
125,000	4.500%, 08/15/30	105,528
108,000	4.750%, 02/01/32	89,488
108,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	104,366
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	192,663

PRINCIPAL AMOUNT		VALUE
105,000	Churchill Downs, Inc.* 6.750%, 05/01/31	$105,819
	Dana, Inc.
175,000	4.250%, 09/01/30	142,550
109,000	4.500%, 02/15/32	87,520
	DISH DBS Corp.
275,000	5.250%, 12/01/26*	210,141
209,000	7.750%, 07/01/26	121,019
133,000	7.375%, 07/01/28	66,649
110,000	5.125%, 06/01/29	51,010
220,000	DISH Network Corp.* 11.750%, 11/15/27	208,272
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	165,724
238,000	Everi Holdings, Inc.* 5.000%, 07/15/29	212,334
220,000	Ford Motor Company^ 6.100%, 08/19/32	210,291
	Ford Motor Credit Company, LLC
410,000	7.350%, 11/04/27	423,243
350,000	4.000%, 11/13/30	300,706
315,000	4.134%, 08/04/25	299,581
300,000	5.113%, 05/03/29	279,891
200,000	7.350%, 03/06/30	205,758
	Gap, Inc.*
82,000	3.875%, 10/01/31	57,366
11,000	3.625%, 10/01/29	7,838
	goeasy, Ltd.*
350,000	5.375%, 12/01/24	333,452
208,000	4.375%, 05/01/26	183,452
277,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	246,031
93,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	82,617
326,000	Guitar Center, Inc.& 8.500%, 01/15/26	291,705
345,000	International Game Technology, PLC* 6.250%, 01/15/27	350,113
220,000	Liberty Interactive, LLC 8.250%, 02/01/30	67,351
	Life Time, Inc.*
204,000	8.000%, 04/15/26	203,180
110,000	5.750%, 01/15/26	107,779
80,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	80,208
139,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	131,677
140,000	M/I Homes, Inc. 3.950%, 02/15/30	124,103
	Macy’s Retail Holdings, LLC
366,000	6.700%, 07/15/34*	301,943
110,000	4.300%, 02/15/43	66,964
260,000	Mclaren Finance, PLC* 7.500%, 08/01/26	214,326

Schedule of Investments April 30, 2023 (Unaudited)

12 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
287,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	$258,062
153,000	Mohegan Tribal Gaming Authority* 8.000%, 02/01/26	137,067
	Newell Brands, Inc.^
55,000	6.375%, 09/15/27	54,175
27,000	6.625%, 09/15/29	26,729
	Nordstrom, Inc.
110,000	5.000%, 01/15/44^	68,878
105,000	4.250%, 08/01/31	78,091
250,000	Penn Entertainment, Inc.* 4.125%, 07/01/29	212,122
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	236,555
305,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	221,381
633,000	Rite Aid Corp.* 8.000%, 11/15/26	342,959
105,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	105,532
320,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	264,592
425,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	416,772
241,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	202,700
131,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	121,928
455,000	Station Casinos, LLC* 4.500%, 02/15/28	418,627
128,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	127,126
55,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	57,976
260,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	204,144
55,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	50,960
210,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	216,999
		13,966,331

Consumer Staples (0.7%)
224,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	222,013
251,000	Central Garden & Pet Company* 4.125%, 04/30/31	211,814
245,000	Edgewell Personal Care Company* 4.125%, 04/01/29	218,292

PRINCIPAL AMOUNT		VALUE
	Energizer Holdings, Inc.*
307,000	4.375%, 03/31/29	$268,772
54,000	6.500%, 12/31/27	53,008
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
320,000	5.500%, 01/15/30	306,131
135,000	5.125%, 02/01/28	132,285
80,000	5.750%, 04/01/33	76,898
174,000	New Albertsons, LP 7.750%, 06/15/26	178,214
217,000	Performance Food Group, Inc.* 4.250%, 08/01/29	197,596
	Pilgrim’s Pride Corp.
165,000	4.250%, 04/15/31	144,114
140,000	5.875%, 09/30/27*	139,597
110,000	Post Holdings, Inc.* 5.750%, 03/01/27	109,338
209,000	Prestige Brands, Inc.* 3.750%, 04/01/31	177,512
140,000	United Natural Foods, Inc.* 6.750%, 10/15/28	132,943
342,000	Vector Group, Ltd.* 5.750%, 02/01/29	306,470
		2,874,997

Energy (1.8%)
211,000	Antero Resources Corp.* 5.375%, 03/01/30	198,144
223,000	Apache Corp. 5.100%, 09/01/40	191,236
	Buckeye Partners, LP
140,000	3.950%, 12/01/26	127,593
135,000	5.850%, 11/15/43	104,167
305,000	Callon Petroleum Company* 7.500%, 06/15/30	290,595
112,000	Cheniere Energy, Inc. 4.625%, 10/15/28	106,957
167,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	165,480
	Continental Resources, Inc.*
165,000	2.875%, 04/01/32	129,929
100,000	5.750%, 01/15/31	97,617
290,000	DCP Midstream Operating, LP* 5.850%, 05/21/43 3 mo. LIBOR + 3.85%	290,534
169,000	DT Midstream, Inc.* 4.125%, 06/15/29	150,108
327,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	319,518
120,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	119,315

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	Energy Transfer, LP‡
320,000	8.317%, 11/01/66 3 mo. LIBOR + 3.02%	$240,333
162,000	6.500%, 11/15/26 5 year CMT + 5.69%	143,558
	EnLink Midstream Partners, LP
240,000	8.976%, 05/30/23‡ 3 mo. LIBOR + 4.11%	203,906
224,000	4.850%, 07/15/26	218,384
132,000	Enlink Midstream, LLC* 6.500%, 09/01/30	133,539
250,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	249,370
	Genesis Energy, LP / Genesis Energy Finance Corp.
173,000	6.250%, 05/15/26	166,853
53,000	8.875%, 04/15/30	53,144
	Gulfport Energy Corp.
215,000	6.375%, 05/15/25&	—
150,000	8.000%, 05/17/26*	150,858
65,708	8.000%, 05/17/26	66,084
305,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	284,657
163,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	153,013
217,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	211,082
	Moss Creek Resources Holdings, Inc.*
135,000	10.500%, 05/15/27	131,693
90,000	7.500%, 01/15/26	84,615
160,000	Nabors Industries, Inc.* 7.375%, 05/15/27	155,387
160,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	146,243
	New Fortress Energy, Inc.*
221,000	6.750%, 09/15/25	211,090
113,000	6.500%, 09/30/26	104,237
230,000	Parkland Corp.* 5.875%, 07/15/27	224,535
213,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	190,103
270,000	Plains All American Pipeline, LP‡ 8.974%, 05/30/23 3 mo. LIBOR + 4.11%	238,864
200,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	181,148
	Southwestern Energy Company
155,000	5.375%, 03/15/30	144,956
109,000	4.750%, 02/01/32	96,419
105,000	5.375%, 02/01/29	99,437
54,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	48,440

PRINCIPAL AMOUNT		VALUE
210,000	Transocean, Inc.* 8.750%, 02/15/30	$212,121
	Venture Global Calcasieu Pass, LLC*
130,000	6.250%, 01/15/30	131,912
55,000	4.125%, 08/15/31	48,793
55,000	3.875%, 08/15/29	49,543
	Vital Energy, Inc.
108,000	9.500%, 01/15/25	108,743
101,000	10.125%, 01/15/28	101,464
190,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	169,607
	Weatherford International, Ltd.*
155,000	8.625%, 04/30/30	158,052
129,000	6.500%, 09/15/28	129,135
		7,732,511

Financials (2.8%)
292,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	279,175
323,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	315,284
363,000	AG Issuer, LLC* 6.250%, 03/01/28	338,831
370,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	345,887
	Ally Financial, Inc.
245,000	4.700%, 05/15/26‡,‡‡ 5 year CMT + 3.87%	181,006
100,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	70,552
90,000	8.000%, 11/01/31	95,151
439,000	AmWINS Group, Inc.* 4.875%, 06/30/29	400,403
248,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	224,663
	Avolon Holdings Funding, Ltd.*
90,000	5.500%, 01/15/26	88,373
85,000	3.950%, 07/01/24	82,561
434,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	378,569
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*
430,000	4.500%, 04/01/27	356,130
264,000	5.750%, 05/15/26	239,960
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	186,242
184,000	Castlelake Aviation Finance DAC* 5.000%, 04/15/27	163,628
	Credit Acceptance Corp.
237,000	5.125%, 12/31/24*	227,423
230,000	6.625%, 03/15/26^	221,336

Schedule of Investments April 30, 2023 (Unaudited)

14 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
283,000	Enact Holdings, Inc.* 6.500%, 08/15/25	$280,498
321,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	245,957
317,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	311,823
	HUB International, Ltd.*
324,000	5.625%, 12/01/29	290,359
225,000	7.000%, 05/01/26	224,323
164,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	144,440
275,000	ILFC E-Capital Trust II* 6.798%, 12/21/65 3 mo. LIBOR + 1.80%	185,317
435,000	Iron Mountain, Inc.* 5.250%, 03/15/28	419,131
600,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	507,168
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*
387,000	5.250%, 10/01/25	364,109
109,000	4.750%, 06/15/29	86,382
311,000	LD Holdings Group, LLC* 6.125%, 04/01/28	172,117
	Level 3 Financing, Inc.*
418,000	3.400%, 03/01/27	327,353
235,000	4.250%, 07/01/28	137,287
105,000	4.625%, 09/15/27	64,882
162,000	LPL Holdings, Inc.* 4.000%, 03/15/29	145,565
487,000	MetLife, Inc. 6.400%, 12/15/66	489,279
300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	267,966
	Navient Corp.
228,000	5.000%, 03/15/27	205,754
115,000	4.875%, 03/15/28	99,038
250,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	185,450
	OneMain Finance Corp.
213,000	7.125%, 03/15/26	207,877
150,000	3.875%, 09/15/28	121,329
110,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	101,926
341,000	PHH Mortgage Corp.* 7.875%, 03/15/26	307,009
55,000	PNC Financial Services Group, Inc.‡ 6.000%, 05/15/27 5 year CMT + 3.00%	51,053

PRINCIPAL AMOUNT		VALUE
260,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	$234,281
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
100,000	3.875%, 03/01/31	81,086
100,000	3.625%, 03/01/29	84,720
50,000	2.875%, 10/15/26	44,583
227,000	StoneX Group, Inc.* 8.625%, 06/15/25	230,932
53,000	SVB Financial Group‡ 4.000%, 05/15/26 5 year CMT + 3.20%	4,063
	United Wholesale Mortgage, LLC*
258,000	5.500%, 04/15/29	222,404
105,000	5.750%, 06/15/27	96,385
	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*
110,000	6.500%, 02/15/29	66,990
105,000	10.500%, 02/15/28	100,463
250,000	VZ Secured Financing, BV* 5.000%, 01/15/32	209,102
237,000	XHR, LP* 6.375%, 08/15/25	233,945
		11,747,520

Health Care (1.2%)
	Bausch Health Companies, Inc.*
398,000	11.000%, 09/30/28	324,278
81,000	6.125%, 02/01/27	58,792
78,000	14.000%, 10/15/30	50,020
	CHS/Community Health Systems, Inc.*
435,000	6.125%, 04/01/30	313,200
230,000	8.000%, 03/15/26	228,650
127,000	6.875%, 04/15/29	94,154
27,000	5.250%, 05/15/30	22,505
	DaVita, Inc.*
433,000	4.625%, 06/01/30	377,935
258,000	3.750%, 02/15/31	207,721
	Embecta Corp.*
162,000	5.000%, 02/15/30	139,928
52,000	6.750%, 02/15/30	47,312
	Encompass Health Corp.
110,000	4.750%, 02/01/30	101,726
110,000	4.500%, 02/01/28	103,983
300,000	HCA, Inc. 7.500%, 11/06/33	339,159
200,000	Jazz Securities DAC* 4.375%, 01/15/29	184,224
119,819	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	64,594
	Medline Borrower, LP*
270,000	3.875%, 04/01/29	236,444
267,000	5.250%, 10/01/29	231,243

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
400,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	$357,152
305,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	159,793
	Tenet Healthcare Corp.
430,000	6.250%, 02/01/27	428,663
295,000	6.875%, 11/15/31	290,731
	Teva Pharmaceutical Finance Netherlands III, BV
301,000	6.000%, 04/15/24	300,543
200,000	4.750%, 05/09/27	187,536
100,000	3.150%, 10/01/26	90,665
		4,940,951

Industrials (2.5%)
260,000	ACCO Brands Corp.* 4.250%, 03/15/29	219,456
235,000	AerCap Holdings, NV^ 5.875%, 10/10/79 5 year CMT + 4.54%	219,723
200,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	136,148
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
365,000	4.625%, 01/15/27	353,776
216,000	3.500%, 03/15/29	191,672
155,000	5.875%, 02/15/28	153,786
250,000	Allegiant Travel Company* 7.250%, 08/15/27	248,027
55,000	American Airlines Group, Inc.* 3.750%, 03/01/25	51,896
127,000	Arcosa, Inc.* 4.375%, 04/15/29	116,349
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	392,378
80,000	Ball Corp. 6.875%, 03/15/28	83,247
178,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	156,750
226,000	BWX Technologies, Inc.* 4.125%, 04/15/29	205,407
105,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	99,931
57,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	60,120
56,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	54,410
282,000	Deluxe Corp.* 8.000%, 06/01/29	216,895
108,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	95,734

PRINCIPAL AMOUNT		VALUE
163,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	$156,606
140,000	EnerSys* 4.375%, 12/15/27	131,648
135,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	118,533
	Graphic Packaging International, LLC*
102,000	3.500%, 03/01/29	90,743
85,000	4.750%, 07/15/27	82,325
236,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	185,947
516,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	446,954
324,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	301,955
270,000	Herc Holdings, Inc.* 5.500%, 07/15/27	258,185
172,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	171,413
255,000	IEA Energy Services, LLC* 6.625%, 08/15/29	242,671
280,000	JELD-WEN, Inc.* 4.625%, 12/15/25	270,558
360,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	317,099
210,000	Knife River Holding Company* 7.750%, 05/01/31	213,247
110,000	MasTec, Inc.* 4.500%, 08/15/28	102,113
170,000	Moog, Inc.* 4.250%, 12/15/27	160,004
275,000	Newfold Digital Holdings Group, Inc* 6.000%, 02/15/29	191,815
232,000	Novelis Corp.* 4.750%, 01/30/30	210,250
80,000	OI European Group, BV* 4.750%, 02/15/30	73,565
255,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	229,809
327,000	Patrick Industries, Inc.* 4.750%, 05/01/29	284,709
	QVC, Inc.
163,000	4.375%, 09/01/28	80,439
110,000	5.450%, 08/15/34	47,043
	Sealed Air Corp.*
163,000	6.125%, 02/01/28	165,756
54,000	5.000%, 04/15/29	51,920
210,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	182,690
	Sinclair Television Group, Inc.*
167,000	4.125%, 12/01/30	131,907
100,000	5.500%, 03/01/30	77,389

Schedule of Investments April 30, 2023 (Unaudited)

16 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
225,000	Standard Industries, Inc.* 5.000%, 02/15/27	$215,743
176,000	Stericycle, Inc.* 3.875%, 01/15/29	159,012
166,000	STL Holding Company, LLC* 7.500%, 02/15/26	147,544
200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	201,398
	TransDigm, Inc.
209,000	6.250%, 03/15/26*	210,204
205,000	7.500%, 03/15/27	206,298
155,000	6.750%, 08/15/28*	157,492
162,000	Tronox, Inc.* 4.625%, 03/15/29	134,768
100,841	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	90,070
217,000	Vertiv Group Corp.* 4.125%, 11/15/28	196,437
228,000	Wabash National Corp.* 4.500%, 10/15/28	199,197
250,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	233,292
	WESCO Distribution, Inc.*
81,000	7.125%, 06/15/25	82,422
67,000	7.250%, 06/15/28	68,924
235,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	234,788
		10,570,587

Information Technology (0.7%)
109,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	99,012
126,000	Coherent Corp.* 5.000%, 12/15/29	113,498
200,000	CommScope Technologies, LLC* 6.000%, 06/15/25	188,204
200,000	CommScope, Inc.* 4.750%, 09/01/29	161,636
210,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	216,206
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	128,710
245,000	KBR, Inc.* 4.750%, 09/30/28	226,993
	MPH Acquisition Holdings, LLC*
245,000	5.750%, 11/01/28	154,656
110,000	5.500%, 09/01/28	84,281
113,000	NCR Corp.* 5.125%, 04/15/29	97,878
167,000	ON Semiconductor Corp.* 3.875%, 09/01/28	151,426

PRINCIPAL AMOUNT		VALUE
	Open Text Corp.*
204,000	3.875%, 02/15/28	$181,142
110,000	6.900%, 12/01/27	113,858
81,000	3.875%, 12/01/29	68,180
81,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	67,179
113,000	Playtika Holding Corp.* 4.250%, 03/15/29	96,902
315,000	TTM Technologies, Inc.* 4.000%, 03/01/29	269,788
	Twilio, Inc.
150,000	3.625%, 03/15/29	128,196
57,000	3.875%, 03/15/31	47,643
275,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	231,830
260,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	224,614
		3,051,832

Materials (0.7%)
130,000	ArcelorMittal, SA 7.000%, 10/15/39	137,908
85,000	ATI, Inc. 5.875%, 12/01/27	83,397
55,000	Carpenter Technology Corp. 7.625%, 03/15/30	56,624
165,000	Chemours Company* 4.625%, 11/15/29	136,051
355,000	Clearwater Paper Corp.* 4.750%, 08/15/28	319,933
157,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	152,907
	Commercial Metals Company
108,000	4.125%, 01/15/30	97,430
54,000	4.375%, 03/15/32	47,085
250,000	Constellium, SE* 3.750%, 04/15/29	216,535
167,000	HB Fuller Company 4.250%, 10/15/28	153,603
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	216,557
	Kaiser Aluminum Corp.*
245,000	4.625%, 03/01/28	216,561
28,000	4.500%, 06/01/31	22,202
58,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	50,038
239,000	Mercer International, Inc. 5.125%, 02/01/29	200,081
200,000	OCI, NV* 6.700%, 03/16/33	199,104
335,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	336,658

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT			VALUE
200,000		Silgan Holdings, Inc. 4.125%, 02/01/28	$187,222
113,000		Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	70,227
			2,900,123

Other (0.1%)
		Gen Digital, Inc.*
100,000		7.125%, 09/30/30	100,603
100,000		6.750%, 09/30/27	100,916
			201,519

Real Estate (0.2%)
174,000		EPR Properties 3.750%, 08/15/29	139,174
		Forestar Group, Inc.*
187,000		5.000%, 03/01/28	170,297
110,000		3.850%, 05/15/26	101,877
248,000		MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	210,205
105,000		Service Properties Trust 5.250%, 02/15/26	93,305
			714,858

Special Purpose Acquisition Companies (0.1%)
		Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*
220,000		6.750%, 01/15/30	178,462
107,000		4.625%, 01/15/29	93,670
105,000		W.R. Grace Holding, LLC* 7.375%, 03/01/31	105,398
			377,530

Utilities (0.1%)
79,000		PPL Capital Funding, Inc.‡ 7.828%, 03/30/67 3 mo. LIBOR + 2.67%	69,003
260,000		TerraForm Power Operating, LLC* 5.000%, 01/31/28	249,200
		Vistra Corp.*
105,000		7.000%, 12/15/26 5 year CMT + 5.74%	94,857
50,000		8.000%, 10/15/26 5 year CMT + 6.93%	47,286
			460,346
		Total Corporate Bonds (Cost $71,533,767)	67,149,232

Convertible Bonds (31.7%)
Communication Services (3.0%)
200,000	EUR	America Movil, BV 0.000%, 03/02/24	237,565

PRINCIPAL AMOUNT			VALUE
325,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	$431,421
80,000		Cable One, Inc. 03/15/26	65,743
100,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	145,356
20,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	150,991
179,000		iQIYI, Inc. 4.000%, 12/15/26	159,722
3,576,000		Liberty Media Corp.* 2.250%, 08/15/27	3,806,545
		Sea, Ltd.
5,371,000		2.375%, 12/01/25	6,169,346
604,000		0.250%, 09/15/26	480,210
		Snap, Inc.
538,000		0.125%, 03/01/28	375,142
137,000		0.750%, 08/01/26	118,434
200,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	165,452
157,000		Zillow Group, Inc. 1.375%, 09/01/26	184,045
			12,489,972

Consumer Discretionary (7.8%)
203,000		Airbnb, Inc. 03/15/26	177,538
145,000		Booking Holdings, Inc. 0.750%, 05/01/25	218,412
353,000		Burlington Stores, Inc.^ 2.250%, 04/15/25	397,707
100,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	106,029
		DISH Network Corp.
430,000		2.375%, 03/15/24	372,569
397,000		0.000%, 12/15/25	196,535
2,335,000		DraftKings Holdings, Inc. 03/15/28	1,679,472
		Etsy, Inc.
229,000		0.125%, 10/01/26	306,839
161,000		0.125%, 09/01/27µ	141,732
251,000		Farfetch, Ltd. 3.750%, 05/01/27	190,863
		Flight Centre Travel Group, Ltd.
3,400,000	AUD	2.500%, 11/17/27	2,527,223
200,000	AUD	1.625%, 11/01/28	121,210
11,210,000		Ford Motor Company 03/15/26	10,950,937
100,000	EUR	HelloFresh, SE 0.750%, 05/13/25	102,251
2,569,000		IMAX Corp. 0.500%, 04/01/26	2,577,144
562,000		Li Auto, Inc. 0.250%, 05/01/28	608,573
161,000		Liberty Broadband Corp.* 3.125%, 03/31/53	159,485

Schedule of Investments April 30, 2023 (Unaudited)

18 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
214,000		Lucid Group, Inc.* 1.250%, 12/15/26	$116,679
296,000		MakeMyTrip, Ltd. 02/15/28	284,776
920,000		Marriott Vacations Worldwide Corp. 01/15/26	895,224
400,000		Meituan 0.000%, 04/27/28	329,940
40,000,000	JPY	Mercari, Inc. 0.000%, 07/14/28	195,689
		Ocado Group, PLC
100,000	GBP	0.875%, 12/09/25	98,422
100,000	GBP	0.750%, 01/18/27	86,281
339,000		PDD Holdings, Inc. 12/01/25	323,660
158,000		Rivian Automotive, Inc.* 4.625%, 03/15/29	146,997
194,000		Royal Caribbean Cruises, Ltd.* 6.000%, 08/15/25	296,688
100,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	91,811
162,000		Stride, Inc. 1.125%, 09/01/27	169,797
17,000		Tesla, Inc. 2.000%, 05/15/24	134,892
314,000		Vroom, Inc. 0.750%, 07/01/26	112,987
		Wayfair, Inc.
320,000		3.250%, 09/15/27*	274,995
318,000		0.625%, 10/01/25	239,686
168,000		1.000%, 08/15/26	109,919
1,900,000	GBP	WH Smith, PLC 1.625%, 05/07/26	2,170,510
4,573,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	5,202,474
5,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/21/25	693,076
			32,809,022

Consumer Staples (1.5%)
2,300,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	2,709,521
20,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	149,857
4,975,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	3,473,522
			6,332,900

Energy (0.5%)
1,650,000		Nabors Industries, Inc.* 1.750%, 06/15/29	1,285,713
306,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	344,733
170,000		Pioneer Natural Resources Company 0.250%, 05/15/25	388,149

PRINCIPAL AMOUNT			VALUE
		SunEdison, Inc.
2,261,000		0.250%, 01/15/49*	$22,610
275,000		2.000%, 10/01/49	2,750
			2,043,955

Financials (2.6%)
41,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	4,935,262
192,000		Coinbase Global, Inc. 0.500%, 06/01/26	124,295
600,000	EUR	Corestate Capital Holding, SA 1.375%, 07/31/23	92,460
100,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	82,053
100,000	EUR	JPMorgan Chase Bank NA 0.000%, 02/18/24	117,808
200,000	EUR	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.000%, 01/14/25	231,761
200,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	197,760
314,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	338,555
200,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	241,003
610,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	4,484,079
			10,845,036

Health Care (1.8%)
164,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	162,955
1,768,000		BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	1,818,353
135,000		Coherus Biosciences, Inc.µ 1.500%, 04/15/26	97,446
172,000		CONMED Corp.* 2.250%, 06/15/27	186,604
2,220,000		Dexcom, Inc. 0.250%, 11/15/25	2,421,310
100,000	EUR	GN Store Nord AS 0.000%, 05/21/24	103,038
205,000		Haemonetics Corp. 03/01/26	174,789
		Halozyme Therapeutics, Inc.
206,000		0.250%, 03/01/27	168,835
170,000		1.000%, 08/15/28*	149,282
73,000		Innoviva, Inc. 2.500%, 08/15/25	71,099
158,000		Insmed, Inc. 0.750%, 06/01/28	131,709
162,000		Integer Holdings Corp.* 2.125%, 02/15/28	185,501
167,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	161,666

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT			VALUE
163,000		Ionis Pharmaceuticals, Inc. 04/01/26	$149,639
156,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	169,934
101,000		Lantheus Holdings, Inc.* 2.625%, 12/15/27	134,220
30,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	226,892
181,000		NeoGenomics, Inc. 0.250%, 01/15/28	130,340
165,000		NuVasive, Inc. 0.375%, 03/15/25	148,766
166,000		Oak Street Health, Inc. 03/15/26	164,728
145,000		Omnicell, Inc. 0.250%, 09/15/25	137,037
135,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	127,767
163,000		Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	184,232
171,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	141,130
155,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	142,468
			7,689,740

Industrials (3.8%)
1,744,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	1,972,604
1,500,000	EUR	Duerr, AG 0.750%, 01/15/26	1,780,054
196,000		John Bean Technologies Corp. 0.250%, 05/15/26	181,331
200,000		L&F Company, Ltd. 2.500%, 04/26/30	177,720
161,000		Middleby Corp. 1.000%, 09/01/25	195,404
2,720,000		Parsons Corp. 0.250%, 08/15/25	2,956,613
3,500,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	4,079,836
2,200,000	EUR	Rheinmetall AG 1.875%, 02/07/28	2,627,424
1,750,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	1,428,761
176,000		Southwest Airlines Company~ 1.250%, 05/01/25	188,521
393,000		Sunrun, Inc. 02/01/26	265,255
			15,853,523

Information Technology (6.2%)
223,000		Affirm Holdings, Inc. 11/15/26	142,336
190,000		Akamai Technologies, Inc. 0.125%, 05/01/25	196,158
200,000	EUR	BE Semiconductor Industries, NV 1.875%, 04/06/29	232,404

PRINCIPAL AMOUNT			VALUE
		BILL Holdings, Inc.
208,000		0.000%, 04/01/27	$164,784
94,000		0.000%, 12/01/25	86,351
3,175,000		Block, Inc. 0.125%, 03/01/25	2,966,148
210,000		Cloudflare, Inc. 08/15/26	173,080
213,000		Confluent, Inc. 01/15/27	169,539
5,316,000		CyberArk Software, Ltd. 11/15/24	5,544,375
2,677,000		Datadog, Inc. 0.125%, 06/15/25	2,809,404
447,000		DigitalOcean Holdings, Inc. 12/01/26	349,921
207,000		Dropbox, Inc. 03/01/28	177,076
381,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	212,737
411,000		Fastly, Inc.µ 03/15/26	330,251
357,000		Five9, Inc.µ 0.500%, 06/01/25	328,340
17,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	2,479,447
175,000		LivePerson, Inc. 12/15/26	112,772
324,000		Lumentum Holdings, Inc. 0.500%, 12/15/26	275,510
451,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	478,231
418,000		MicroStrategy, Inc. 02/15/27	253,743
447,000		NCL Corp. Ltd. 1.125%, 02/15/27	325,952
186,000		New Relic, Inc. 0.500%, 05/01/23	185,834
200,000	EUR	Nexi S.p.A 1.750%, 04/24/27	190,411
162,000		Nice, Ltd. 09/15/25	152,100
413,000		Okta, Inc. 0.125%, 09/01/25	370,556
		ON Semiconductor Corp.
3,204,000		0.500%, 03/01/29*	3,099,614
202,000		0.000%, 05/01/27	297,120
		Palo Alto Networks, Inc.
190,000		0.750%, 07/01/23	389,270
148,000		0.375%, 06/01/25	273,874
173,000		Pegasystems, Inc. 0.750%, 03/01/25	156,349
296,000		Repay Holdings Corp.* 02/01/26	226,049
320,000		RingCentral, Inc. 03/15/26	260,138
40,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	323,482
139,000		Shift4 Payments, Inc. 12/15/25	152,548
145,000		Silicon Laboratories, Inc. 0.625%, 06/15/25	175,256
148,300	EUR	SOITEC 0.000%, 10/01/25	288,973
190,000		Splunk, Inc. 1.125%, 09/15/25	180,109

Schedule of Investments April 30, 2023 (Unaudited)

20 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
200,000		Tyler Technologies, Inc. 0.250%, 03/15/26	$200,878
223,000		Unity Software, Inc. 0.000%, 11/15/26	173,924
200,000		Win Semiconductors Corp. 0.000%, 01/14/26	174,148
318,000		Wix.com, Ltd. 0.000%, 08/15/25	278,380
170,000		Workiva, Inc. 1.125%, 08/15/26	225,920
265,000		Xero Investments, Ltd. 0.000%, 12/02/25	224,365
145,000		Zscaler, Inc. 0.125%, 07/01/25	140,553
			25,948,410

Materials (2.9%)
214,000		Amyris, Inc. 1.500%, 11/15/26	50,551
8,000,000		Glencore Funding, LLC 0.000%, 03/27/25	8,657,840
950,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	1,251,198
2,154,000		Lithium Americas Corp. 1.750%, 01/15/27	1,681,132
20,000,000	JPY	Nippon Steel Corp. 0.000%, 10/05/26	180,686
400,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	443,815
			12,265,222

Other (0.6%)
3,440,000	EUR	Edenred 0.000%, 09/06/24	2,422,153
110,000		Multiplan Corp.* 6.000%, 10/15/27	70,626
			2,492,779

Real Estate (0.9%)
2,900,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	3,503,079
330,000		Redfin Corp. 10/15/25	242,306
200,000		Vingroup, JSC 3.000%, 04/20/26	166,270
			3,911,655

Utilities (0.1%)
320,000		PPL Capital Funding, Inc.* 2.875%, 03/15/28	321,238
160,000		Southern Company* 3.875%, 12/15/25	164,954
			486,192
		Total Convertible Bonds (Cost $149,489,898)	133,168,406

PRINCIPAL AMOUNT		VALUE
Bank Loans (2.4%) ¡
Airlines (0.1%)
190,000	American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	$191,556
187,000	Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	194,882
		386,438

Communication Services (0.3%)
337,750	Clear Channel Outdoor Holdings, Inc.‡ 8.807%, 08/21/26 3 mo. LIBOR + 3.50%	318,787
159,491	CMG Media Corp.‡ 8.659%, 12/17/26 3 mo. LIBOR + 3.50%	137,694
301,799	DIRECTV Financing, LLC‡ 10.025%, 08/02/27 1 mo. LIBOR + 5.00%	290,482
320,000	Entercom Media Corp.‡ 7.525%, 11/18/24 1 mo. LIBOR + 2.50%	196,600
73,805	Nexstar Broadcasting, Inc.‡ 7.525%, 09/18/26 1 mo. LIBOR + 2.50%	73,751
104,213	Univision Communications, Inc.‡ 9.148%, 06/24/29 3 mo. SOFR + 4.25%	103,561
		1,120,875

Consumer Discretionary (0.5%)
210,000	Caesars Entertainment, Inc‡ 8.332%, 02/06/30 1 mo. SOFR + 3.25%	209,547
210,000	Hanesbrands, Inc.‡ 8.721%, 03/08/30 1 mo. SOFR + 3.75%	209,410
72,430	Life Time Fitness, Inc.‡ 9.775%, 12/16/24 1 mo. LIBOR + 4.75%	72,509
107,289	Penn National Gaming, Inc‡ 7.732%, 05/03/29 1 mo. SOFR + 2.75%	106,967
379,955	Petco Health and Wellness Company, Inc.‡ 8.410%, 03/03/28 3 mo. SOFR + 3.25%	375,183
383,040	PetSmart, Inc.‡ 8.832%, 02/11/28 1 mo. SOFR + 3.75%	381,843
207,000	SkyMiles IP, Ltd.‡ 8.798%, 10/20/27 3 mo. SOFR + 3.75%	214,777

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
140,551	TKC Holdings, Inc.‡ 10.525%, 05/15/28 1 mo. LIBOR + 5.50%	$127,048
363,825	WW International, Inc.‡ 8.530%, 04/13/28 1 mo. LIBOR + 3.50%	249,675
		1,946,959

Energy (0.0%)
205,000	Par Petroleum, LLC‡ 9.240%, 02/28/30 3 mo. SOFR + 4.25%	201,882

Financials (0.3%)
210,000	Alliant Holdings Intermediate, LLC‡ 8.376%, 11/05/27 1 mo. SOFR + 3.50%	208,556
165,000	Amynta Agency Borrower, Inc.‡ 9.990%, 02/28/28 3 mo. SOFR + 5.00%	160,926
213,920	AssuredPartners, Inc.‡ 8.482%, 02/12/27 1 mo. SOFR + 3.50%	210,533
109,725	Castlelake Aviation, Ltd.‡ 7.783%, 10/22/27 3 mo. SOFR + 2.75%	108,423
209,475	Hub International, Ltd.‡ 8.692%, 11/10/29 3 mo. SOFR + 4.00%	209,321
265,718	Jazz Financing Lux Sarl‡ 8.525%, 05/05/28 1 mo. LIBOR + 3.50%	265,670
292,050	VFH Parent, LLC‡ 8.064%, 01/13/29 1 mo. SOFR + 3.00%	286,939
		1,450,368

Health Care (0.3%)
375,739	Amneal Pharmaceuticals, LLC‡ 8.563%, 05/04/25 1 mo. LIBOR + 3.50%	352,021
52,938	Bausch Health Companies, Inc.‡ 10.240%, 02/01/27 1 mo. SOFR + 5.25%	42,897
131,916	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. SOFR + 2.25%	132,025
293,905	Mallinckrodt International Finance, SA‡ 10.198%, 09/30/27 1 mo. LIBOR + 5.25%	210,602
235,294	Padagis, LLC‡ 9.969%, 07/06/28 3 mo. LIBOR + 4.75%	224,706

PRINCIPAL AMOUNT		VALUE
32,867	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. LIBOR + 2.25%	$32,894
637,818	Team Health Holdings, Inc.‡ 10.232%, 03/02/27 1 mo. SOFR + 5.25%	419,046
		1,414,191

Industrials (0.3%)
108,075	ACProducts, Inc.‡ 9.409%, 05/17/28 3 mo. LIBOR + 4.25%	86,239
138,950	Air Canada‡ 8.369%, 08/11/28 3 mo. LIBOR + 3.50%	138,886
273,625	ChampionX Corp.‡ 8.178%, 06/07/29 1 mo. SOFR + 3.25%	273,967
268,951	Dun & Bradstreet Corp.‡ 8.268%, 02/06/26 1 mo. LIBOR + 3.25%	268,909
198,500	Scientific Games International, Inc.‡ 7.981%, 04/14/29 1 mo. SOFR + 3.00%	198,287
124,688	Summit Materials, LLC‡ 8.491%, 12/14/27 3 mo. SOFR + 3.00%	125,252
279,300	United Airlines, Inc.‡ 8.770%, 04/21/28 3 mo. LIBOR + 3.75%	278,863
		1,370,403

Information Technology (0.2%)
208,529	Banff Merger Sub, Inc.‡ 8.775%, 10/02/25 1 mo. LIBOR + 3.75%	206,314
172,944	Camelot U.S. Acquisition LLC‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	172,998
49,875	CDK Global, Inc.‡ 9.148%, 07/06/29 3 mo. SOFR + 4.50%	49,888
205,479	II-VI, Inc.‡ 7.847%, 07/02/29 1 mo. SOFR + 2.75%	205,029
		634,229

Materials (0.2%)
64,386	American Axle and Manufacturing, Inc.‡ 8.434%, 12/13/29 1 mo. SOFR + 3.50%	64,305
47,407	American Axle and Manufacturing, Inc.‡ 8.504%, 12/13/29 3 mo. SOFR + 3.50%	47,348

Schedule of Investments April 30, 2023 (Unaudited)

22 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
47,407	American Axle and Manufacturing, Inc.‡ 8.436%, 12/13/29 6 mo. SOFR + 3.50%	$47,348
215,000	Ineos US Finance, LLC‡ 8.568%, 02/18/30 3 mo. SOFR + 3.50%	214,821
263,820	Innophos, Inc.‡ 8.275%, 02/05/27 1 mo. LIBOR + 3.25%	261,677
108,900	LSF11 A5 HoldCo, LLC‡ 8.597%, 10/15/28 1 mo. SOFR + 3.50%	105,715
105,000	LSF11 A5 Holdco, LLC‡ 9.332%, 10/15/28 1 mo. SOFR + 4.25%	103,643
99,747	W.R. Grace & Co.-Conn.‡ 8.938%, 09/22/28 3 mo. LIBOR + 3.75%	99,984
		944,841

Special Purpose Acquisition Companies (0.2%)
210,000	AP Core Holdings II, LLC‡ 10.525%, 09/01/27 1 mo. LIBOR + 5.50%	205,100
109,175	Clydesdale Acquisition Holdings, Inc.‡ 9.257%, 04/13/29 1 mo. SOFR + 4.18%	106,855
54,450	Fertitta Entertainment, LLC‡ 8.982%, 01/27/29 1 mo. SOFR + 4.00%	53,089
228,850	Oscar AcquisitionCo, LLC‡ 9.498%, 04/29/29 3 mo. SOFR + 4.50%	221,635
199,000	Patagonia Holdco, LLC‡ 10.473%, 08/01/29 3 mo. SOFR + 5.75%	162,848
		749,527
	Total Bank Loans (Cost $10,834,547)	10,219,713

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (2.6%)
Communication Services (0.1%)
155	T-Mobile Exchangeable Trust# 5.250%, 06/01/23	181,100

Consumer Discretionary (1.3%)
47,515	Aptiv, PLC 5.500%, 06/15/23	5,378,223

NUMBER OF SHARES			VALUE

Energy (0.0%)
5		Gulfport Energy Corp. 10.000%, 05/30/23 15.000% PIK rate	$32,500

Financials (0.3%)
417		Bank of America Corp. ‡‡ 7.250%	493,699
3,178		KKR & Company, Inc. 6.000%, 09/15/23	202,979
413		Wells Fargo & Company - Class A ‡‡ 7.500%	482,396
			1,179,074

Utilities (0.9%)
1,995		AES Corp.^ 6.875%, 02/15/24	179,570
		NextEra Energy, Inc.
41,636		6.219%, 09/01/23	2,043,495
35,211		6.926%, 09/01/25	1,666,889
			3,889,954
		Total Convertible Preferred Stocks (Cost $13,918,256)	10,660,851

Common Stocks (79.9%)
Communication Services (6.1%)
112,000		Alphabet, Inc. - Class A#	12,022,080
4,575		Altice USA, Inc. - Class A#	16,012
79,900	HKD	Baidu, Inc. - Class A#	1,202,647
1,735		Cumulus Media, Inc. - Class A#	6,099
1		Frontier Communications Parent, Inc.#	23
768	EUR	IPSOS	41,641
96,000	EUR	Orange, SA	1,249,528
66,700	HKD	Tencent Holdings, Ltd.	2,962,555
89,070		Tencent Holdings, Ltd. (ADR)	3,951,145
1,176,545	GBP	Vodafone Group, PLC	1,413,178
26,395		Walt Disney Company#	2,705,487
			25,570,395

Consumer Discretionary (9.7%)
124,700	HKD	Alibaba Group Holding, Ltd.#	1,318,531
8,175		Alibaba Group Holding, Ltd. (ADR)#	692,341
89,300		Amazon.com, Inc.#	9,416,685
170,400	SAR	Americana Restaurants International, PLC	181,726
77,069		Arcos Dorados Holdings, Inc. - Class A	611,928
3,900	BRL	Arezzo Industria e Comercio, SA	51,903
4,489,500	PHP	Bloomberry Resorts Corp.#	852,255
942	EUR	Brunello Cucinelli S.p.A	90,199
17,721,900	IDR	Bukalapak.com PT Tbk#	287,190

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 23

NUMBER OF SHARES			VALUE
12,500	CNY	BYD Company, Ltd. - Class A	$463,195
20,700	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	482,948
650		Chipotle Mexican Grill, Inc. - Class A#	1,343,953
1,110	EUR	CIE Automotive, SA	33,472
21,900		Coupang, Inc.#	367,044
70,900	BRL	Cyrela Brazil Realty, SA Empreendimentos e Participacoes#	219,617
64,500		DraftKings Inc. - Class A#	1,413,195
161,219	HKD	JD.com, Inc. - Class A	2,877,411
190,000	HKD	Jiumaojiu International Holdings, Ltd.*	426,913
123,000	HKD	Li Ning Company, Ltd.	879,649
7,335	EUR	LVMH Moet Hennessy Louis Vuitton, SE	7,055,398
32,200	INR	Mahindra & Mahindra, Ltd.	483,759
11,470	HKD	Meituan - Class B#	196,027
1,435		MercadoLibre, Inc.#	1,833,198
124,450	HKD	New Oriental Education & Technology Group, Inc.#	565,191
1,100	JPY	Nextage Company, Ltd.^	19,954
67,595		On Holding, AG - Class A#	2,193,458
43,600	HKD	Prada, S.p.A	321,013
8,200	EUR	Prosus, NV#	613,635
502,200	HKD	Samsonite International, SA#	1,591,394
236,800	HKD	Sands China, Ltd.#	848,080
1,445	EUR	Sanlorenzo S.p.A. / Ameglia^	64,853
13,290		Tesla, Inc.#	2,183,680
7,420	AUD	Webjet, Ltd.#	36,694
67,300	HKD	Wynn Macau, Ltd.#	72,811
10,100	HKD	Yum China Holdings, Inc.	618,105
			40,707,405

Consumer Staples (4.1%)
6,450	INR	Britannia Industries, Ltd.	358,054
77,500	GBP	British American Tobacco, PLC	2,863,299
35,550		Coca-Cola Company^	2,280,532
5,000		Costco Wholesale Corp.	2,516,100
51,750	MXN	Fomento Economico Mexicano, SAB de CV	503,353
1,500	JPY	Kobe Bussan Company, Ltd.^	41,953
200	JPY	Kose Corp.	23,339
2,600	CNY	Kweichow Moutai Company, Ltd. - Class A	661,860
20,500	CHF	Nestle, SA	2,629,936
15,400	CNY	Proya Cosmetics Company, Ltd. - Class A	373,803
71,700	BRL	Raia Drogasil, SA	377,777
1,000	JPY	Rohto Pharmaceutical Company, Ltd.	20,747
67,100	JPY	Seven & i Holdings Company, Ltd.	3,040,800
106,000	HKD	Smoore International Holdings, Ltd.*	123,916

NUMBER OF SHARES			VALUE
2,423,500	IDR	Sumber Alfaria Trijaya, Tbk PT	$479,204
135,000	PHP	Universal Robina Corp.	359,256
123,400	MXN	Wal-Mart de Mexico, SAB de CV	497,389
			17,151,318

Energy (5.0%)
3,435	CAD	ARC Resources, Ltd.^	42,670
100,600	CAD	Canadian Natural Resources, Ltd.^	6,130,226
12,770	CAD	CES Energy Solutions Corp.	25,354
2,577		Chaparral Energy, Inc. - Class A#	108,234
650		Chesapeake Energy Corp.	53,742
17,600		Chevron Corp.	2,967,008
14,985		Energy Transfer, LP	193,007
9,035		Enterprise Products Partners, LP	237,711
1,826		EP Energy Corp.#	13,010
42,400		Helmerich & Payne, Inc.^	1,405,984
2,930		Magellan Midstream Partners, LP	163,494
17,446		Marathon Petroleum Corp.	2,128,412
31,210	EUR	Motor Oil Hellas Corinth Refineries, SA	743,846
136,900	THB	PTT Exploration & Production, PCL	590,882
36,300	INR	Reliance Industries, Ltd.	1,077,739
98,974		Schlumberger, NV	4,884,367
3,570		TechnipFMC, PLC#	48,873
			20,814,559

Financials (11.6%)
373,000	HKD	AIA Group, Ltd.	4,060,878
11,000		Aon, PLC - Class A	3,576,980
141,500	BRL	B3, SA - Brasil Bolsa Balcao	331,353
1,133,979	IDR	Bank Central Asia, Tbk PT	701,764
6,675,700	IDR	Bank Mandiri Persero, Tbk PT	2,359,858
189,000		Bank of America Corp.	5,533,920
5,174	EUR	Bank of Ireland Group, PLC	53,514
378,104	PHP	Bank of the Philippine Islands	735,446
8,250		Chubb, Ltd.	1,662,870
111,948	AED	First Abu Dhabi Bank, PJSC	432,881
96,700	ZAR	FirstRand, Ltd.	340,797
85,400	MXN	Grupo Financiero Banorte, SAB de CV - Class O	740,122
19,025	KRW	Hana Financial Group, Inc.	597,835
243,450	INR	HDFC Bank, Ltd.	5,032,036
4,450	INR	Housing Development Finance Corp., Ltd.	151,314
34,300		ICICI Bank, Ltd. (ADR)	780,325
150,716		Itau Unibanco Holding, SA (ADR)	776,187
50,675		JPMorgan Chase & Company~	7,005,312
156,300	THB	Kasikornbank PCL	574,080
4,120,000	GBP	Lloyds Banking Group, PLC	2,502,985
44,285		Morgan Stanley^	3,984,321

Schedule of Investments April 30, 2023 (Unaudited)

24 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
260,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	$1,896,835
18,400	SAR	Saudi National Bank	239,891
16,375	AUD	Steadfast Group, Ltd.	64,557
111,125		Wells Fargo & Company	4,417,219
			48,553,280

Health Care (7.9%)
23,100	GBP	AstraZeneca, PLC	3,399,464
53,700	THB	Bumrungrad Hospital PCL	374,276
14,977		Danaher Corp.^	3,548,201
5,143	KRW	Dentium Company, Ltd.	555,165
16,060		Eli Lilly & Company^	6,357,512
3,940	GBP	Ergomed, PLC#	52,907
10,104		GE Healthcare, Inc.#	821,859
4,860		Humana, Inc.	2,578,181
63,410	BRL	Hypera, SA	473,560
21,040		Inmode, Ltd.#	783,950
4,208		Mallinckrodt, PLC#	24,575
6,100	AUD	Nanosonics, Ltd.#	23,239
63,900		Novo Nordisk, A/S (ADR)	10,677,051
5,000	KRW	Ray Company, Ltd.#	125,041
2,200	JPY	Sosei Group Corp.#	43,345
106	CHF	Tecan Group, AG#	46,192
5,900		UnitedHealth Group, Inc.µ	2,903,331
98,000	HKD	Wuxi Biologics Cayman, Inc.#	584,358
			33,372,207

Industrials (9.2%)
550	EUR	Aalberts, NV	25,402
21,800	EUR	Airbus, SE	3,052,756
13,840	TWD	Airtac International Group	502,316
37,029	EUR	Alstom, SA	930,708
510	EUR	ANDRITZ, AG	33,122
9,310		Automatic Data Processing, Inc.	2,048,200
1,900	JPY	BayCurrent Consulting, Inc.	66,044
63	CHF	Burckhardt Compression Holding, AG	38,902
33,100	CAD	Canadian Pacific Kansas City, Ltd.^	2,609,204
12,780	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	427,652
17,700	INR	Cummins India, Ltd.	341,443
955	EUR	DO & CO, AG#	111,858
730	EUR	Duerr, AG	25,329
750	JPY	Ebara Corp.^	32,813
30,312		General Electric Company	2,999,979
27,400	MXN	Grupo Aeroportuario del Pacifico, SAB de CV - Class B	487,194
16,570	INR	Hindustan Aeronautics, Ltd.	592,945
90,000	PHP	International Container Terminal Services, Inc.	352,952

NUMBER OF SHARES			VALUE
1,159	EUR	Interpump Group S.p.A^	$64,683
1,300	JPY	Japan Airport Terminal Company, Ltd.	63,704
2,400	JPY	Japan Elevator Service Holdings Company, Ltd.^	35,702
13,200	INR	Larsen & Toubro, Ltd.	381,988
9,280	SEK	Munters Group, AB*	91,088
35,300	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	239,364
37,900		Quanta Services, Inc.	6,429,356
29,850		Raytheon Technologies Corp.	2,982,015
710,000	GBP	Rolls-Royce Holdings, PLC#	1,360,125
167,200	CNY	Sany Heavy Industry Company, Ltd. - Class A	398,889
25,600	EUR	Schneider Electric, SE	4,464,430
54,502	CNY	Shanghai International Airport Company, Ltd. - Class A#	423,265
10,420	INR	Siemens, Ltd.	441,369
2,885	JPY	Sojitz Corp.	60,762
1,395	CAD	Stantec, Inc.^	83,853
26,000	HKD	Techtronic Industries Company, Ltd.	281,281
2,600	JPY	THK Company, Ltd.	58,331
25,700	EUR	Vinci, SA	3,178,864
18,250		Waste Management, Inc.µ	3,030,413
			38,748,301

Information Technology (22.5%)
18,300		Accenture, PLC - Class A	5,129,307
22,000	TWD	Accton Technology Corp.	214,916
316	EUR	Alten, SA	53,723
1,800	JPY	Appier Group, Inc.#	20,440
66,700		Apple, Inc.^	11,317,656
46,000	TWD	ASE Technology Holding Company, Ltd.	151,227
13,720		ASML Holding, NV	8,737,719
1,800	JPY	Cybozu, Inc.	35,931
1,970	SAR	Elm Company	232,679
490	EUR	Elmos Semiconductor SE	37,036
480		Endava, PLC (ADR)#	27,634
7,335	SEK	Fortnox, AB	50,560
920	TWD	Global Unichip Corp.	30,015
28,901		Infosys, Ltd. (ADR)^	449,122
7,900		Intuit, Inc.	3,507,205
14,900	JPY	Keyence Corp.	6,719,245
1,495	GBP	Keywords Studios, PLC	50,858
601	CAD	Kinaxis, Inc.#	82,535
288,000	HKD	Kingdee International Software Group Company, Ltd.#	442,847
35,885	KRW	Koh Young Technology, Inc.	356,672
64,565	INR	KPIT Technologies, Ltd.	725,691
1,955	EUR	Lectra	63,655

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES			VALUE
25,000	TWD	MediaTek, Inc.	$543,596
48,900		Microsoft Corp.~	15,025,014
540,000	EUR	Nokia Oyj	2,284,822
31,890		NVIDIA Corp.	8,849,156
53,250		Oracle Corp.	5,043,840
4,050	GBP	Sage Group, PLC	41,767
54,040	KRW	Samsung Electronics Company, Ltd.	2,658,989
200	JPY	SHIFT, Inc.#	37,232
16,600	KRW	SK Hynix, Inc.	1,116,906
853,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	13,968,381
22,825		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,924,148
71,140	BRL	TOTVS, SA	365,983
143,700	CNY	Venustech Group, Inc. - Class A	645,103
14,550		Visa, Inc. - Class Aµ	3,386,221
			94,327,831

Materials (2.2%)
23,400	INR	APL Apollo Tubes, Ltd.	342,455
149,329		Cemex, SAB de CV (ADR)#	895,974
1,180	CAD	ERO Copper Corp.#	23,237
219,750	AED	Fertiglobe, PLC	230,147
75,095		Freeport-McMoRan, Inc.^	2,846,852
521,200	NOK	Norsk Hydro, ASA	3,835,542
16,900	ZAR	Sasol, Ltd.	220,073
1,705	EUR	SOL S.p.A	49,265
21,200		Vale, SA (ADR)	305,492
372,000	HKD	Zijin Mining Group Company, Ltd.- Class H	629,817
			9,378,854

Real Estate (0.2%)
935,500	PHP	Ayala Land, Inc.	452,128
131,850	MXN	Corp. Inmobiliaria Vesta SAB de CV	416,535
245	EUR	VGP, NV	25,649
			894,312

Special Purpose Acquisition Companies (0.9%)#
2,830		Intelsat Emergence, SA#	72,165
82,300	GBP	Shell, PLC	2,528,927
36,000	EUR	Shell, PLC	1,112,931
			3,714,023

Utilities (0.5%)
45,801	EUR	Engie,SA#	732,293
29,000	EUR	RWE, AG#	1,359,701
			2,091,994
	Total Common Stocks (Cost $423,782,984)		335,324,479

NUMBER OF SHARES		VALUE
Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
1,597	Guitar Center, Inc.&	$204,416

Energy (0.1%)
8,220	NuStar Energy, LP^ 10.945%, 05/30/23 3 mo. LIBOR + 5.64%	189,635
3,725	NuStar Energy, LP‡ 12.068%, 05/30/23 3 mo. LIBOR + 6.77%	92,268
8,335	NuStar Logistics, LP‡ 11.994%, 01/15/43 3 mo. LIBOR + 6.73%	212,876
		494,779
	Total Preferred Stocks (Cost $704,526)	699,195

Warrants (0.0%) #
Energy (0.0%)
13,401	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	2
12,061	Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
	Total Warrants (Cost $5,152)	3

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency SECURITY (0.1%)
Other (0.1%)
310,000	United States Treasury Note 2.250%, 03/31/24 (Cost $309,298)	302,868

Asset Backed SECURITY (0.0%)
Other (0.0%)
170,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $154,980)	157,717

Schedule of Investments April 30, 2023 (Unaudited)

26 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.4%) #
Industrials (0.0%)
53 184,758	EUR	Schneider Electric, SE Call, 06/16/23, Strike 150.00	$56,123

Information Technology (0.1%)
120 1,072,440		Advanced Micro Devices, Inc. Call, 06/16/23, Strike $105.00	15,900
41 1,139,554		NVIDIA Corp. Call, 01/19/24, Strike $240.00	278,185
			294,085

Other (0.3%)
1,155 3,265,185		iShares MSCI Brazil ETF Call, 07/21/23, Strike $30.00	84,315
4,000 29,448,000		iShares MSCI EAFE ETF Put, 12/15/23, Strike $60.00	410,000
536 3,251,912		iShares MSCI South Korea ETF Call, 07/21/23, Strike $64.00	77,720
700 29,115,100		SPDR S&P 500 ETF Trust Put, 12/15/23, Strike $360.00	560,000
			1,132,035
		Total Purchased Options (Cost $3,772,296)	1,482,243

	TOTAL INVESTMENTS (133.3%) (Cost $674,505,704)		559,164,707

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-16.7%)			(70,000,000)
LIABILITIES, LESS OTHER ASSETS (-16.6%)			(69,572,755)
NET ASSETS (100.0%)			$419,591,952

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2023.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $8,218,370.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $27,185,971.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#Non-income producing security.

‡‡Perpetual maturity.

FOREIGN CURRENCY ABBREVIATIONS

AEDUAE Dirham

AUDAustralian Dollar

BRLBrazilian Real

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

NOKNorwegian Krone

PHPPhilippine Peso

SARSaudi Riyal

SEKSwedish Krona

SGDSingapore Dollar

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 27

CURRENCY EXPOSURE APRIL 30, 2023

	Value	% of Total Investments
US Dollar	$376,015,477	67.2%
European Monetary Unit	47,552,948	8.5%
Hong Kong Dollar	30,008,044	5.4%
British Pound Sterling	16,650,776	3.0%
Japanese Yen	16,032,018	2.9%
New Taiwan Dollar	15,410,451	2.7%
Canadian Dollar	12,683,338	2.3%
Indian Rupee	9,928,793	1.8%
South Korean Won	5,410,608	1.0%
Chinese Yuan Renminbi	4,116,079	0.7%
Norwegian Krone	3,835,542	0.7%
Indonesian Rupiah	3,828,016	0.7%
Australian Dollar	2,772,923	0.5%
Philippine Peso	2,752,037	0.5%
Swiss Franc	2,715,030	0.5%
Mexican Peso	2,644,593	0.5%
Brazilian Real	1,820,193	0.3%
Thai Baht	1,539,238	0.3%
Singapore Dollar	1,428,761	0.2%
UAE Dirham	663,028	0.1%
Saudi Riyal	654,296	0.1%
South African Rand	560,870	0.1%
Swedish Krona	141,648	—%
Total Investments	$559,164,707	100.0%

Currency exposure may vary over time.

28 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $674,505,704)*	$559,164,707
Cash with custodian	9,774,591
Foreign currency (cost $132,182)	131,996
Receivables:
Accrued interest and dividends	2,538,429
Investments sold	5,739,577
Prepaid expenses	266,044
Other assets	79,017
Total assets	577,694,361

LIABILITIES
Due to custodian bank - Foreign currency (cost $10)	10
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,800,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $380,106) (Note 8)	69,619,894
Payables:
Notes payable (Note 6)	79,550,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	209,339
Investments purchased	7,637,582
Affiliates:
Investment advisory fees	488,861
Deferred compensation to trustees	79,017
Trustees’ fees and officer compensation	6,021
Other accounts payable and accrued liabilities	511,685
Total liabilities	158,102,409
NET ASSETS	$419,591,952

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 63,864,387 shares issued and outstanding	$566,354,385
Accumulated distributable earnings (loss)	(146,762,433	)**
NET ASSETS	$419,591,952
Net asset value per common shares based upon 63,864,387 shares issued and outstanding	$6.57
*Includes securities on loan	$73,853,500
**Net of deferred foreign capital gains tax of	$(83,820)

Statement of Assets and Liabilities April 30, 2023 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 29

Statement of Operations Six Months Ended April 30, 2023 (Unaudited)

INVESTMENT INCOME
Interest	$3,669,337
(Amortization)/accretion of investment securities	(2,273,768)
Net interest	1,395,569
Dividends	3,523,022
Foreign Taxes Withheld	(149,785)
Total investment income	4,768,806

EXPENSES
Investment advisory fees	2,939,119
Interest expense on Notes Payable (Note 7)	2,521,606
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,315,325
Custodian fees	66,956
Printing and mailing fees	49,760
Legal fees	37,417
Accounting fees	31,774
Transfer agent fees	23,444
Trustees’ fees and officer compensation	20,995
Audit fees	19,593
Fund administration fees	17,375
Registration fees	7,985
Other	68,723
Total expenses	7,120,072
NET INVESTMENT INCOME (LOSS)	(2,351,266)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	4,084,263 (a)
Purchased options	(7,782,115)
Foreign currency transactions	9,442
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	49,823,248 (b)
Purchased options	3,829,319
Foreign currency translations	37,078
NET GAIN (LOSS)	50,001,235
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,649,969

(a)Net of foreign capital gains tax of $27,669.

(b)Net of change of $118,773 in deferred capital gains tax.

Statements of Changes in Net Assets

30 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$(2,351,266)	$(4,164,070)
Net realized gain (loss)	(3,688,410)	6,978,765
Change in unrealized appreciation/(depreciation)	53,689,645	(200,302,549)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	47,649,969	(197,487,854)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(19,159,316)	(5,811,293)
Return of Capital	—	(44,585,621)
Total distributions	(19,159,316)	(50,396,914)
Net decrease in net assets from distributions to common shareholders	(19,159,316)	(50,396,914)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	27,890,538
Reinvestment of distributions resulting in the issuance of stock	—	2,057,634
Net increase (decrease) in net assets from capital stock transactions	—	29,948,172
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,490,653	(217,936,596)

NET ASSETS
Beginning of period	$391,101,299	$609,037,895
End of period	$419,591,952	$391,101,299

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   31

Statement of Cash Flows

(Unaudited) Six Months Ended April 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$47,649,969
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(255,192,162)
Proceeds from disposition of investment securities, including purchased options	306,288,844
Amortization and accretion of fixed-income securities	2,273,768
Amortization of offering costs on Mandatory Redeemable Preferred Shares	79,747
Net realized gains/losses from investments, excluding purchased options	(4,111,932)
Net realized gains/losses from capital gains tax	27,669
Net realized gains/losses from purchased options	7,782,115
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(49,823,248)
Change in unrealized appreciation or depreciation on capital gains tax	118,773
Change in unrealized appreciation or depreciation on purchased options	(3,829,319)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(143,806)
Prepaid expenses	(41,312)
Other assets	(3,407)
Increase/(decrease) in liabilities:
Payables to affiliates	20,558
Other accounts payable and accrued liabilities	(208,045)
Net cash provided by/(used in) operating activities	$50,888,212

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(19,159,316)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(10,172)
Offering costs on Mandatory Redeemable Preferred Shares	(22,017)
Net increase/(decrease) in due to custodian bank	(3)
Repayment of Note payable	(30,000,000)
Net cash provided by/(used in) financing activities	$(49,191,508)
Net increase/(decrease) in cash and foreign currency*	$1,696,704
Cash and foreign currency and restricted cash at beginning of period	$8,209,883
Cash and foreign currency at end of period	$9,906,587

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$2,594,484
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$1,325,497

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	9,774,591
Foreign currency	131,996
Total cash and restricted cash at period end	$9,906,587

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(187).

32   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”, or “Trust”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”, or the “Advisor”) to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

If the Advisor’s pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

34   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Advisor and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2023. Deferred compensation of $79,017 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2023.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$256,623,327
Proceeds from sales	15,772,099	287,951,758

The cost basis of investments for federal income tax purposes at April 30, 2023 was as follows*:

Cost basis of investments	$674,505,704
Gross unrealized appreciation	14,843,900
Gross unrealized depreciation	(130,184,897)
Net unrealized appreciation (depreciation)	$(115,340,997)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2023 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2022
Distributions paid from:
Ordinary income	$69,596,978
Long-term capital gains	28,228,527
Return of capital	44,585,621

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,166,289)
Net unrealized gains/(losses)	(174,373,455)
Total accumulated earnings/(losses)	(175,539,744)
Other	286,658
Paid-in-capital	566,354,385
Net assets applicable to common shareholders	$391,101,299

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

36   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2023.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2023, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2023, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2023, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$1,482,243	$—
	$1,482,243	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

For the period ended April 30, 2023, the volume of derivative activity for the Fund is reflected below:*

Volume
Options purchased	15,134

*Activity during the period is measured by opened number of contracts for options purchased.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Securities are loaned through Securities Loan Agreements. In Securities Loan Agreements, the “collateral” are the loaned securities themselves. Addtionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2023, the average borrowings under the Agreement were $107.4 million. For the period ended April 30, 2023, the average interest rate was 4.88%. As of April 30, 2023, the amount of total outstanding borrowings was $79.6 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2023 was 5.27%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities

38   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2023, approximately $73.9 million of securities were on loan ($5.4 million of fixed income securities and $68.5 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

The Fund has MRPS issued with an aggregate liquidation preference of $70,000,000, divided into four series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2023.

Series	Issue Date	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series B	9/6/17	9/6/24	4.00%	860	$25	$21,500,000
Series C	9/6/17	9/6/27	4.24%	880	$25	$22,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	860	$25	$21,500,000
					Total	$70,000,000

On September 6, 2022, $21,500,000 of Series A MRPS were redeemed at $25.01 per share.

Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the period ended April 30, 2023, all MRPS were rated `AA-’ by Kroll Bond Rating Agency LLC (“KBRA”). If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series, B and C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

With regard to Series D and E MRPS, for so long as any MRPS are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 63,864,387 shares outstanding at April 30, 2023. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2023	YEAR ENDED October 31, 2022
Beginning shares	63,864,387	60,033,831
Shares sold	—	3,564,049
Shares issued through reinvestment of distributions	—	266,507
Ending shares	63,864,387	63,864,387

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2023, the Fund sold shares that were $0.0188 in excess of net asset value at an average sales price of $8.3374.

40   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$67,149,232	$—	$67,149,232
Convertible Bonds	—	133,168,406	—	133,168,406
Bank Loans	—	10,219,713	—	10,219,713
Convertible Preferred Stocks	10,447,251	213,600	—	10,660,851
Common Stocks	211,418,794	123,905,685	—	335,324,479
Preferred Stocks	494,779	204,416	—	699,195
U.S. Government and Agency Securities	—	302,868	—	302,868
Warrants	3	—	—	3
Asset Backed Securities	—	157,717	—	157,717
Purchased Options	1,482,243	—	—	1,482,243
Total	$223,843,070	$335,321,637	$—	$559,164,707

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CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   43

42   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31,					Year Ended October 31,
		2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$6.12	$10.14	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86	$10.05	$9.32
Income from investment operations:
Net investment income (loss)*	(0.04)	(0.07)	0.03	0.15	0.17	0.18	0.22	0.28	0.28	0.40	0.34
Net realized and unrealized gain (loss)	0.77	(3.15)	2.92	0.82	0.59	(0.57)	1.67	(0.20)	(0.38)	0.21	1.13
Total from investment operations	0.73	(3.22)	2.95	0.97	0.76	(0.39)	1.89	0.08	(0.10)	0.61	1.47
Less distributions to common shareholders from:
Net investment income	(0.30)	(0.01)	(0.15)	(0.32)	(0.28)	(0.84)	(0.76)	(0.46)	(0.72)	(0.70)	(0.61)
Net realized gains	—	(0.09)	(0.69)	(0.52)	(0.14)	—	(0.08)	—	—	—	—
Return of capital	—	(0.72)	—	—	(0.42)	—	—	(0.38)	(0.12)	(0.10)	(0.13)
Total distributions	(0.30)	(0.82)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.80)	(0.74)
Premiums from shares sold in at the market offerings	0.0188	0.0191	0.0026	—	—	—	—	—	—	—	—
Net asset value, end of period	$6.57	$6.12	$10.14	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86	$10.05
Market value, end of period	$5.91	$5.64	$10.39	$7.80	$8.13	$7.59	$9.13	$7.16	$7.68	$9.01	$8.86
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	12.85%	(32.89)%	37.46%	14.00%	10.29%	(4.85)%	25.23%	2.98%	(0.15)%	7.02%	17.51%
Market value	10.15%	(39.64)%	45.01%	7.60%	19.34%	(8.71)%	41.48%	4.95%	(5.92)%	10.93%	13.46%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.46% (c)	2.73%	2.27%	2.70%	3.41%	2.97%	2.23%	2.06%	1.89%	1.79%	1.81%
Net investment income (loss)	(1.14)% (c)	(0.85)%	0.26%	1.91%	2.12%	1.95%	2.58%	3.42%	2.97%	3.92%	3.54%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$419,592	$391,101	$609,038	$476,533	$468,186	$471,953	$543,275	$481,513	$526,508	$581,624	$592,920
Portfolio turnover rate	45%	134%	117%	128%	78%	93%	99%	29%	45%	32%	41%
Average commission rate paid	$—	$0.0117	$0.0173	$0.0210	$0.0279	$0.0199	$0.0295	$0.0289	$0.0244	$0.0269	$0.0196
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$70,000	$70,000	$70,000	$65,000	$65,000	$65,000	$65,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$79,550	$109,550	$206,500	$153,250	$174,500	$204,000	$160,000	$196,000	$224,400	$230,000	$230,000
Asset coverage per $1,000 of loan outstanding(d)	$7,155	$5,209	$4,288	$4,534	$4,056	$3,632	$4,802	$3,457	$3,346	$3,529	$3,578
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$203	$204	$316	$267	$272	$285	$295	$—	$—	$—	$—

*Net investment income (loss) calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.59%, 1.66%, 1.55%, 1.61%, 1.65%, 1.60%, 1.53%, 1.54%, 1.53%, 1.48% and 1.48%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

44   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Global Dynamic Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2023, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2022, and the financial highlights for each of the ten years in the period then ended; and in our report dated December 19, 2022, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 20, 2023
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   45

About Closed-End Funds (Unaudited)

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

46   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Level Rate Distribution Policy (Unaudited)

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan (Unaudited)

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence, RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   47

Automatic Dividend Reinvestment Plan (Unaudited)

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

48   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions (Unaudited)

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

STAY CONNECTED
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detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
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CHWSAN 3083 2023

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 28, 2023

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 28, 2023

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 28, 2023